Exhibit 10.1

SALE OF GOVERNMENT PROPERTY AMENDMENT OF INVITATION FOR BIDS/MODIFICATION OF CONTRACT
1. AMENDMENT TO INVITATION FOR BIDS NO.:		2. EFFECTIVE DATE	PAGE 1 OF 8 PAGES

SUPPLEMENTAL AGREEMENT NO.: 1		02/04/09
3. ISSUED BY		NAME AND ADDRESS WHERE BIDS ARE RECEIVED

DEFENSE REUTILIZATION AND MARKETING SERVICE INTERNATIONAL SALES OFFICE, ATTN:DRMS-J362 74 N WASHINGTON STREET BATTLE CREEK MI 49017-3092		DEFENSE REUTILIZATION AND MARKETING SERVICE INTERNATIONAL SALES OFFICE, ATTN:DRMS.J362 74 N WASHINGTON STREET BATTLE CREEK MI 49017-3092

☐ AMENDMENT OF INVITATION FOR BIDS NO. (See Item 6)	DATED	☒ MODIFICATION OF CONTRACT NO. (See Item 8) 08-0001-0001	DATE 07/31/08

6.                          THIS BLOCK APPLIES ONLY TO AMENDMENTS OF INVITATIONS FOR BIDS

The above numbered invitation for bids is amended as set forth in Item 9. Bidders must acknowledge receipt of this amendment unless indicated otherwise in Item 11 prior to the hour and date specified in the invitation for bids, or as amended, by one of the following methods:

(a)   By signing and returning          copies of this amendment;

(b)   By acknowledging receipt of this amendment on each copy of the bid submitted; or

(c)   By separate letter or telegram which includes a reference to the invitation for bids and amendment number

FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE ISSUING OFFICE PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR BID. If by virtue of this amendment you desire to change a bid already submitted, such change may be made by telegram or letter, provided such telegram or letter makes reference to the invitation for bids and this amendment, and is received prior to the opening hour and date specified

7. ACCOUNTING AND APPROPRIATION DATA (If required)
8. THIS APPLIES ONLY TO MODIFICATION OF CONTRACTS This Supplemental Agreement is entered into pursuant to authority of Mutual Agreement

9.    DESCRIPTION OF AMENDMENT/MODIFICATION (Except as provided below all terms and conditions of the document referenced in Item 5 remain in full force and effect)

Whereas Contract 08-0001-0001 was entered into on July 31, 2008 by and between the United States of America, hereinafter referred to as the GOVERNMENT, and LIQUIDITY SERVICES, INCORPORATED, hereinafter referred to as the CONTRACTOR, and whereas the contract involved property as described in Invitation For Bid 08-0001:

THE HOUR AND DATE FOR RECEIPT OF BIDS ☐ IS NOT EXTENDED, ☐ IS EXTENDED UNTIL O’CLOCK
(LOCAL TIME) DATE
10. BIDDER/PURCHASER NAME AND ADDRESS (Include ZIP Code) LIQUIDITY SERVICES, INCORPORATED 1920 L Street NW, 6th Floor Washington, DC 20036		11. ☐ BIDDER IS NOT REQUIRED TO SIGN THIS DOCUMENT ☒ PURCHASE IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN ORIGINAL AND 0 COPIES TO THE ISSUING OFFICE

12. SIGNATURE FOR BIDDER/PURCHASER BY (SIGNATURE OF PERSON AUTHORIZED TO SIGN)		15. UNITED STATES OF AMERICA BY (SIGNATURE OF CONTRACTING OFFICER )
13. NAME & TITLE OF SIGNER (Type or print) WILLIAM P. ANGRICK, III CEO	14. DATE SIGNED 02/4/09	16. NAME OF CONTRACTING OFFICER (Type or print) NEIL WATTERS	17. DATE SIGNED 02/4/09
GPO: 1970 OF—390–461 (40-X)		STANDARD FORM 114D JAN. 1970 EDITION GENERAL SERVICES ADMINISTRATION FPMR (41 CFR) 101-45.3 114-501

WHEREAS, Contract 08-0001-0001, General Statement of Contract, sixteenth paragraph, states: “The Contractor is required to participate in the Government’s Federal Asset Sales (eFAS) Program whereby the Contractor agrees to integrate all sales being conducted by the Contractor to the website, GovSales.gov, a Real and Personal Property Portal that facilitates the sale for all Government Agencies. Required quarterly reports reflecting Contractor sales performance must be provided to the GSA GovSales Planning Office.”

WHEREAS, Contract 08-0001-0001, Article Nine, Section 6 states: “Federal Asset Sales (FAS) Requirements – Contractor is required to transmit all active sales information for each property to the eFAS/GovSales.gov portal using one of the following methods:

•                  Property Listings in CSV format transmitted via SFTP

•                  Property Listings in XML format transmitted via web service/SOAP

On a quarterly basis, the Contractor is required to provide the following post sales data to the GovSales Planning Office:

•                  Total Number of Assets Sold – Assets sold equals number of individual assets sold not number of lots sold

•                  Total Number of Assets Posted on GovSales.gov Portal

•                  Gross Revenue Received – Revenue equals sales proceeds

•                  Percentage of Personal Property Assets Sold Equal to Greater than Market Value - This metric only applies to FSG 14 (Aircraft); FSG 19 (Boats); FSG 23 (Motor Vehicles including cars, trucks, buses, and motorcycles; and FSG 2420 (Wheeled Tractors)

•                  Cycle Time – Time that an asset leaves the RTD process through payment

•                  Total Net Sales Revenue – Proceeds minus costs

•                  Implementation Guide Provided”

WHEREAS DRMS Form 1427 (Notice of Award, Statement, and Release Document) reflects that the Up-Front Property Payment (Bid Percentage) is 2.2577%.

WHEREAS Contract 08-0001-0001, Item Description, Item 1, third paragraph, first sentence, states: “The Government will decide items to be sold to the Contractor regardless of Federal Supply Class (FSC), location, or demilitarization code.”

WHEREAS Contract 08-0001-0001, Article Six, Section 1(C) CONTRACTOR’S RIGHT TO NON-DELIVERY ORDER ITEMS, third sentence states: “The Government will decide items to be sold to the Contractor regardless of FSC, location, or demilitarization code.”

WHEREAS Contract 08-0001-0001, Item Description, Item 1, third paragraph, first sentence, states: “The Government guarantees to issue the Contractor the lesser of either 130,000 line items of property annually or issue to the Contractor, property with an annual acquisition value of $600,000,000 under this contract.”

WHEREAS Contract 08-0001-0001, Article 8, Section 3 PROPERTY ASSURANCE CONTRACTOR DE-INCENTIVES, states: “De-Incentives will apply to the Contractor with regard to conducting a resale of items after DRMS has identified it as controlled or DEMIL required and placed the item on the DNS or DCC List. De-Incentives will apply in that DRMS will charge the Contractor 50% of the acquisition value of any item DRMS has identified to the Contractor as not eligible for sale based on the item commodity or demilitarization code, yet DRMS finds it for sale on the Contractor’s website.”

WHEREAS Contract 08-0001-0001, Article 12, Section 4(B), DRMS VERIFICATION OF ASSURANCE PROCESS states: “The DRMS Verification Office will conduct daily reviews of the items that the Contractor is offering for sale to ensure items appearing on the DNS List or DCC List are not being sold. De-Incentives will apply in that DRMS will charge the Contractor 50% of the acquisition value of any item DRMS has identified to the Contractor as not eligible for sale based on the item commodity or demilitarization code, yet DRMS finds it for sale on the Contractor’s website.”

WHEREAS Contract 08-0001-0001, Article 12, Section 5, CONTRACTOR WEB BASED APPLICATION, first sentence states: “Contractor must develop a web-based application for use on this contract with regard to reviewing property for accurate coding and sales eligibility.”

WHEREAS General Statements of Contract, fifth paragraph, states: “The successful bidder commits to purchase property issued under this contract on a Delivery Order for a thirty-six (36) month performance period commencing from the date of submission of the initial Delivery Order to the Contractor. DRMS may unilaterally exercise options to extend the performance period for up to an additional twenty-four (24) months via two twelve month options, based on Government requirements.”

WHEREAS Contract 08-0001-0001, Article 4, Section 1, PERFORMANCE PERIOD, first sentence states: “Subject to the early cancellation option provisions and the Termination for Convenience of the Government provisions, the Government shall provide property for a thirty-six (36) month period from the date of the initial delivery order to Contractor.”

WHEREAS General Statements of Contract, fourth paragraph, last sentence states: “Recycling Control Point (RCP) DLA Depot property will be issued to the Contractor at one of four DRMS Controlled Property Centers (CPCs) currently located at Columbus, OH; Norfolk, VA; Huntsville, AL; and Stockton, CA.”

NOW THEREFORE, it has been determined that the following actions will serve the best interest of the Government and Contractor:

Contract 08-0001-0001, General Statement of Contract, sixteenth paragraph, is changed to read, “The Contractor is required to participate in the Government’s Federal Asset Sales (eFAS) Program whenever acting as a sales broker when reselling non-DRMS asset Government property, whereby the Contractor agrees to integrate all sales being conducted by the Contractor to the website, GovSales.gov, a Real and Personal Property Portal that facilitates the sale for all Government Agencies.

Required quarterly reports reflecting Contractor sales performance must be provided to the Sales Contracting Officer.”

Contract 08-0001-0001, Article Nine, Section 6, is changed to read, “Federal Asset Sales (FAS) Requirements – Contractor is required to transmit all active sales information for each non-DRMS asset Government property resold whenever acting as a sales broker for the Government to the eFAS/GovSales.gov portal using one of the following methods:

•                  Property Listings in CSV format transmitted via SFTP

•                  Property Listings in XML format transmitted via web service/SOAP

On a quarterly basis, the Contractor is required to provide the following post sales data to the Sales Contracting Officer:

•                  Total Number of Assets Sold – Assets sold equals number of individual assets sold not number of lots sold

•                  Total Number of Assets Posted on GovSales.gov Portal

•                  Gross Revenue Received – Revenue equals sales proceeds

•                  Percentage of Personal Property Assets Sold Equal to Greater than Market Value -

This metric only applies to FSG 14 (Aircraft); FSG 19 (Boats); FSG 23 (Motor Vehicles including cars, trucks, buses, and motorcycles; and FSG 2420 (Wheeled Tractors)

•                  Cycle Time – Time that an asset leaves the RTD process through payment

•                  Total Net Sales Revenue – Proceeds minus costs

•                  Implementation Guide Provided”

DRMS Form 1427 (Notice of Award, Statement, and Release Document) is changed to reflect that the Up-Front Property Payment (Bid Percentage) is 0.8000%.

Contract 08-0001-0001, Item Description, Item 1, third paragraph, first sentence is changed to read: “The Government will decide items to be sold to the Contractor regardless of Federal Supply Class (FSC), location, demilitarization code. or property condition. The Contractor has the contractual obligation to purchase cell property issued on a delivery order. However, the following FSCs will not be issued under this contract unless mutually agreed upon by both DRMS and the Contractor:

7025 – ADP Input/Output and Storage Devices

7010 – ADPE System Configuration

5805 – Telephone and Telegraph Equipment

5831 – Intercommunication and Public Address Systems, Airborne”

Contract 08-0001-0001, Article Six, Section 1(C) CONTRACTOR’S RIGHT TO NON-DELIVERY ORDER ITEMS, first sentence is changed to read: “The Government will decide items to be sold to the Contractor regardless of FSC, location, demilitarization code, or property condition. The Contractor has the contractual obligation to purchase all property issued on a delivery order.

However, the following FSCs will not be issued under this contract unless mutually agreed upon by both DRMS and the Contractor:

7025 – ADP Input/Output and Storage Devices

7010 –ADPE System Configuration

5805 – Telephone and Telegraph Equipment

5831 – Intercommunication and Public Address Systems, Airborne”

Contract 08-0001-0001, Item Description, Item 1, third paragraph, first sentence, is changed to read: “Based on the deletion of FSCs 7025, 7010, 5805, and 5831 from this contract, the Government guarantees to issue the Contractor the lesser of either 124,000 line items of property annually or issue to the Contractor property with an annual acquisition value of $570,000,000 under this contract.”

Contract 08-0001-0001, Article 8, Section 3 PROPERTY ASSURANCE CONTRACTOR DE-INCENTIVES, is changed to add the following sentences at the end of the existing section: “De-Incentives applicable to property issued from a Controlled Property Center (CPC), or any Recycling Control Point (RCP) property issued from a DLA Depot, are waived until further notice by the Government. The Government will provide a five working day notice to Contractor reinstating the de-incentives for the property cited above. The de-incentives listed in this section continue to apply to all other property under this contract.”

Contract 08-0001-0001, Article 12, Section 4(B), DRMS VERIFICATION OF ASSURANCE PROCESS is changed to add the following sentences at the end of the existing section: “De-Incentives applicable to property issued from a Controlled Property Center (CPC) or any Recycling Control Point (RCP) property issued from a DLA Depot, are waived until further notice by the Government. The Government will provide a five working day notice to Contractor reinstating the de-incentives for the property cited above. The de-incentives listed in this section continue to apply to all other property under this contract.”

Contract 08-0001-0001, Article 12, Section 5 CONTRACTOR WEB BASED APPLICATION, first sentence is changed to read: “Contractor must develop a web-based application for use on this contract with regard to reviewing property for accurate coding and sales eligibility. The Government agrees that reasonable costs for Government requested enhancements to the web-based application throughout the term of the contract will be compensated to the Contractor by the Government throughout the term of the contract. Contractor is required to submit the costs associated with the Government requested enhancement and have written approval for cost compensation from the SCO prior to completing the enhancement.”

Contract 08-0001-0001, General Statements of Contract, fifth paragraph, is changed to read: “The successful bidder commits to purchase property issued under this contract on a Delivery Order for a thirty-six (36) month performance period commencing with Delivery Order 5. DRMS may unilaterally exercise options to extend the performance period for up to an additional twenty-four (24) months via two twelve month options, based on Government requirements.”

Contract 08-0001-0001, Article 4, Section 1, PERFORMANCE PERIOD, first sentence is changed to read: “Subject to the early cancellation option provisions and the Termination for Convenience of the Government provisions, the Government shall provide property for a thirty-six (36) month period from the date of Delivery Order 5.”

General Statements of Contract, fourth paragraph, last sentence is changed to read: “Recycling Control Point (RCP) DLA Depot property will be either issued to the Contractor at one of four DRMS Controlled Property Centers (CPCs) currently located at Columbus, OH; Norfolk, VA; Huntsville, AL; and Stockton, CA., or be shipped by the Government at Government expense to Contractor’s warehouses located at Columbus, OH and Oklahoma City, OK, at the Government’s discretion.”

The Government and the Contractor agree to stay (tolling any applicable statutes of limitation or similar equitable periods to the fullest extent possible) all known and unknown, asserted or unasserted claims existing as of the date of this contract modification and related to Contract Number 99-0001-0002 and Contract Number 08-0001-0001 (the “Claims”) for a period of 18 months commencing on the date this modification is signed (the “18 month period”). If Contract Number 08-0001-0001 remains in effect at the end of the 18 month period, then the Contractor and its affiliates agree to waive and release fully and finally the Claims cited above against the Government, except that nothing in this release shall waive or release any claims of the Contractor or its affiliates against the Government for non-payment under the payment provisions of Contract Number 99-0001-0002 for work performed, services provided, or costs incurred or for costs and damages (if any) associated with Kormendi/Gardner Partners v. Surplus Acquisition Venture, LLC and Government Liquidation, LLC presently pending in the United States District Court for the District of Columbia. If Contract No. 08-0001-0001 remains in effect at the end of the 18 month period then the Government agrees to waive the Claims cited above regardless of whether the Claims are against the Contractor or its affiliates. The Contractor and Government further agree that this Modification constitutes complete and final satisfaction for both parties arising from the changes to Contract Number 08-0001-0001 as set forth herein.

The Government will monitor the property pool delivered under Contract Number 08-0001-0001 such that the acquisition value of the property delivered in the FSCs listed below, as a group, does not exceed 60% of the acquisition value of the total property delivered over the term of this contract. If the acquisition value of the property delivered in the FSCs listed below exceeds 60% of the acquisition value of the total property delivered under the contract on a trailing 12 month basis (for the purposes in this modification: trailing 12 months represents 12 consecutive months previous to any Delivery Order issued by the Government applicable on the 13th month of performance and thereafter), the Government may choose to continue delivering the FSCs listed below and waive the 0.8% upfront bid price, for the FSCs listed below starting with the first Delivery Order of the 13th month of this contract as modified; or the Government may choose not to deliver some or all of the FSCs listed below until the acquisition value of the property, in the FSCs listed below, has dropped below 60% of the acquisition value of the total property delivered under the contract on a trailing 12 month basis. At any time during contract performance, the Government may choose to exclude and then reinclude property from the FSCs listed below, or issue such property with or without all or a portion of the 0.8% upfront bid price. Property from the FSCs listed below, if delivered without the full upfront bid price, will be excluded from calculations of the percent of property delivered for the purposes of meeting the acquisition value ratio calculated above, and has no impact on the Government’s minimum delivery requirement. For purposes of this paragraph, the Government’s Delivery Orders and adjustments therein represent the official record.

FSC	Description
1025	GUNS, OVER 150 MM THROUGH 200
1075	DEGAUSSING AND MINE SWEEPING EQUIPMENT
1080	CAMOUFLAGE AND DECEPTION EQUIPMENT
1240	OPTICAL SIGHTING AND RANGING EQUIPMENT
1660	AIRCRAFT AIR CONDITIONING, HEATING AND PRESSURIZING EQUIPMENT
1670	PARACHUTES; AERIAL PICK UP, DELIVERY, RECOVERY SYSTEMS
1680	MISCELLANEOUS AIRCRAFT ACCESSORIES AND COMPONENTS
2040	MARINE HARDWARE AND HULL ITEMS
2825	STEAM TURBINES AND COMPONENTS
2920	ENGINE ELECTRICAL SYSTEM COMPONENTS, NONAIRCRAFT
2930	ENGINE COOLING SYSTEM COMPONENTS, NONAIRCRAFT
2935	ENGINE COOLING SYSTEM COMPONENTS, AIRCRAFT PRIME MOVING
3010	TORQUE CONVERTERS AND SPEED CHANGERS
3020	GEARS, PULLEYS, SPROCKETS AND TRANSMISSION CHAIN
3040	MISCELLANEOUS POWER TRANSMISSION EQUIPMENT
3120	BEARINGS, PLAIN, UNMOUNTED
3408	MACHINING CENTERS AND WAY-TYPE MACHINES
3655	GAS GENERATING AND DISPENSING SYSTEMS, FIXED OR MOBILE
4120	AIR CONDITIONING EQUIPMENT
4140	FANS, AIR CIRCULATORS AND BLOWER EQUIPMENT
4240	SAFETY AND RESCUE EQUIPMENT
4330	CENTRIFUGALS, SEPARATORS AND PRESSURE AND VACUUM FILTERS
4410	INDUSTRIAL BOILERS
4440	DRIERS, DEHYDRATORS AND ANHYDRATORS
4510	PLUMBING FIXTURES AND ACCESSORIES
4610	WATER PURIFICATION EQUIPMENT
4630	SEWAGE TREATMENT EQUIPMENT
4730	HOSE, PIPE, TUBE, LUBRICATION AND RAILING FITTINGS
4810	VALVES, POWERED
4920	AIRCRAFT MAINTENANCE AND REPAIR SHOP SPECIALIZED EQUIPMENT
5305	SCREWS
5306	BOLTS
5307	STUDS
5310	NUTS AND WASHERS
5315	NAILS, MACHINE KEYS AND PINS
5320	RIVETS
5325	FASTENING DEVICES
5330	PACKING AND GASKET MATERIALS
5340	HARDWARE, COMMERCIAL
5355	KNOBS AND POINTERS
5360	COIL, FLAT, LEAF AND WIRE SPRINGS
5365	BUSHINGS, RINGS, SHIMS AND SPACERS
5411	RIGID WALL SHELTERS
5820	RADIO AND TELEVISION COMMUNICATION EQUIPMENT, EXCEPT AIRBORNE
5840	RADAR EQUIPMENT, EXCEPT AIRBORNE
5841	RADAR EQUIPMENT, AIRBORNE
5895	MISCELLANEOUS COMMUNICATION EQUIPMENT
5905	RESISTORS

5910	CAPACITORS
5920	FUSES, ARRESTORS, ABSORBERS, AND PROTECTORS
5925	CIRCUIT BREAKERS
5930	SWITCHES
5940	LUGS, TERMINALS AND TERMINAL STRIPS
5945	RELAYS AND SOLENOIDS
5950	COILS AND TRANSFORMERS
5961	SEMICONDUCTOR DEVICES AND ASSOCIATED HARDWARE
5975	ELECTRICAL HARDWARE AND SUPPLIES
5977	ELECTRICAL CONTACT BRUSHES AND ELECTRODES
5980	OPTOELECTRONIC DEVICES AND ASSOCIATED HARDWARE
5985	ANTENNAS, WAVEGUIDE AND RELATED EQUIPMENT
5998	ELECTRICAL AND ELECTRONIC ASSEMBLIES; BOARDS, CARDS AND ASSOCIATED HARDWARE
5999	MISCELLANEOUS ELECTRICAL AND ELECTRONIC COMPONENTS
6020	FIBER OPTIC CABLE ASSEMBLIES AND HARNESSES
6030	FIBER OPTIC DEVICES
6105	MOTORS, ELECTRICAL
6110	ELECTRICAL CONTROL EQUIPMENT
6130	CONVERTERS, ELECTRICAL, NONROTATING
6150	MISCELLANEOUS ELECTRIC POWER AND DISTRIBUTION EQUIPMENT
6160	MISCELLANEOUS BATTERY RETAINING FIXTURES AND LINERS
6210	INDOOR AND OUTDOOR ELECTRIC LIGHTING FIXTURES
6230	ELECTRIC PORTABLE AND HAND LIGHTING EQUIPMENT
6320	SHIPBOARD ALARM AND SIGNAL SYSTEMS
6340	AIRCRAFT ALARM AND SIGNAL SYSTEMS
6350	MISCELLANEOUS ALARM, SIGNAL AND SECURITY DETECTION SYSTEMS
6510	SURGICAL DRESSING MATERIALS
6532	HOSPITAL AND SURGICAL CLOTHING AND RELATED SPECIAL PUPOSES ITEMS
6605	NAVIGATIONAL INSTRUMENTS
6620	ENGINE INSTRUMENTS
6625	ELECTRICAL AND ELECTRONIC PROPERTIES MEASURING AND TESTING INSTRUMENTS
6660	METEOROLOGICAL INSTRUMENTS AND APPARATUS
6675	DRAFTING, SURVEYING AND MAPPING INSTRUMENTS
6680	LIQUID AND GAS FLOW, LIQUID LEVEL AND MECHANICAL MOTION MEASURING INSTRUMENTS
6685	PRESSURE, TEMPERATURE AND HUMIDITY MEASURING AND CONTROLLING INSTRUMENTS
6695	COMBINATION AND MISCELLANEOUS INSTRUMENTS
6740	PHOTOGRAPHIC DEVELOPING AND FINISHING EQUIPMENT
7021	ADP CENTRAL PROCESSING UNIT (CPU, COMPUTER), DIGITAL
7035	ADP SUPPORT EQUIPMENT
7045	ADP SUPPLIES
7240	HOUSEHOLD AND COMMERCIAL UTILITY CONTAINERS
8410	OUTERWEAR, WOMEN’S
8440	HOSIERY, HANDWEAR AND CLOTHING ACCESSORIES, MEN’S

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